Notes to the consolidated statements of income	6 Months Ended
Jun. 30, 2020
Notes to the consolidated statements of income
Notes to the consolidated statements of income

2.    Notes to the consolidated statements of income

a)    Revenue

The Company has recognized the following revenue in the consolidated statement of income for the three and six months ended June 30, 2020 and 2019:

Revenue

in € THOUS

	For the three months ended
	June 30,
	2020			2019
	Revenue from			Revenue from
	contracts with	Other		contracts with	Other
	customers	revenue	Total	customers	revenue	Total
Health care services
Dialysis services	3,223,998	—	3,223,998	3,120,267	—	3,120,267
Care Coordination	310,971	78,900	389,871	278,937	55,993	334,930
	3,534,969	78,900	3,613,869	3,399,204	55,993	3,455,197

Health care products
Dialysis products	891,599	28,490	920,089	839,369	33,097	872,466
Non-dialysis products	23,387	—	23,387	17,369	—	17,369
	914,986	28,490	943,476	856,738	33,097	889,835
Total	4,449,955	107,390	4,557,345	4,255,942	89,090	4,345,032

	For the six months ended
	June 30,
	2020			2019
	Revenue from			Revenue from
	contracts with	Other		contracts with	Other
	customers	revenue	Total	customers	revenue	Total
Health care services
Dialysis services	6,422,250	—	6,422,250	6,077,648	—	6,077,648
Care Coordination	628,291	157,991	786,282	578,481	116,376	694,857
	7,050,541	157,991	7,208,532	6,656,129	116,376	6,772,505
Health care products
Dialysis products	1,733,462	51,261	1,784,723	1,602,254	66,887	1,669,141
Non-dialysis products	51,886	—	51,886	35,943	—	35,943
	1,785,348	51,261	1,836,609	1,638,197	66,887	1,705,084
Total	8,835,889	209,252	9,045,141	8,294,326	183,263	8,477,589

b)    Research and development expenses

Research and development expenses of €96,423 for the six months ended June 30, 2020 (for the six months ended June 30, 2019: €76,981) included research and non-capitalizable development costs as well as depreciation and amortization expenses related to capitalized development costs of €2,531 (for the six months ended June 30, 2019: €369).

c)    Interest income

In 2014, the Company issued equity-neutral convertible bonds (the ''Convertible Bonds''). From November 2017 until January 2020 when the Convertible Bonds were repaid, bond holders could exercise their conversion rights embedded in the bonds at certain dates (''Embedded Derivatives''). To fully offset the economic exposure from the conversion feature, the Company purchased call options on its shares (''Share Options'').

During the six months ended June 30, 2019, the fair value of the Share Options increased and, as such, the increase is shown as interest income. However, the increase in the fair value of the Share Options for the six-month period ended June 30, 2019 was lower than for the three months ended March 31, 2019, which leads to the presentation of negative interest income for the three months ended June 30, 2019.

d)    Earnings per share

The following table contains reconciliations of the numerators and denominators of the basic and fully diluted earnings per share computations for 2020 and 2019:

Reconciliation of basic and diluted earnings per share

in € THOUS, except share and per share data

	For the three months ended		For the six months ended
	June 30,		June 30,
	2020	2019	2020	2019
Numerator:
Net income attributable to shareholders of FMC-AG & Co. KGaA	350,972	253,780	633,691	524,529

Denominators:
Weighted average number of shares outstanding	292,733,283	303,456,178	295,287,813	305,048,922
Potentially dilutive shares	240,359	107,755	221,971	118,134
Basic earnings per share	1.20	0.84	2.15	1.72
Diluted earnings per share	1.20	0.84	2.14	1.72

Share buy-back program

In 2020, the Company continued to utilize the authorization granted by the Company’s Annual General Meeting on May 12, 2016 to conduct a share buy-back program. The current share buy-back program, announced on June 14, 2019 allowed for repurchase of a maximum of 12,000,000 shares at a total purchase price, excluding ancillary transaction costs, of up to €660,000 between June 17, 2019 and June 17, 2020. On April 1, 2020, the Company concluded the current buy-back program. The prior buy-back program expired on May 10, 2019 and the repurchased shares were retired. The following tabular disclosure provides the number of shares acquired in the context of the share buy-back programs as well as the retired treasury stock:

Treasury Stock

		Total number of shares
		purchased and retired
		as part of publicly
	Average price per	announced plans or	Total value of
Period	share	programs	shares (1)
	in €		in € THOUS
December 31, 2018	51.00	999,951	50,993
Purchase of Treasury Stock
March 2019	69.86	1,629,240	113,816
April 2019	72.83	1,993,974	145,214
May 2019	72.97	147,558	10,766
Repurchased Treasury Stock	71.55	3,770,772	269,796

Retirement of repurchased Treasury Stock
June 2019	71.55	3,770,772	269,796

Purchase of Treasury Stock
June 2019	67.11	504,672	33,870
July 2019	66.77	1,029,655	68,748
August 2019	57.53	835,208	48,050
September 2019	59.67	627,466	37,445
October 2019	57.85	692,910	40,084
November 2019	64.78	852,859	55,245
December 2019	63.85	564,908	36,067
Repurchased Treasury Stock	62.55	5,107,678	319,509
December 31, 2019	60.66	6,107,629	370,502

Purchase of Treasury Stock
January 2020	84.37	124,398	10,495
February 2020 (2)	249.10	25,319	6,307
March 2020	63.05	4,842,943	305,362
April 2020	63.07	694,813	43,824
Repurchased Treasury Stock	64.35	5,687,473	365,988
TOTAL	62.44	11,795,102	736,490
(1)	The value of shares previously repurchased and included above as of December 31, 2018 is inclusive of fees (net of taxes) paid in the amount of approximately €11 (in € THOUS) for services rendered.
(2)

The purchase price of the shares of the program beginning on June 17, 2019 is based on the volume weighted average price of the Company's shares for the period and changes in the volume weighted average price resulted in retroactive adjustments to the purchase price, even if no shares were purchased. The February adjustment, in combination with lower shares purchased, resulted in a particularly high average price per share for the month.

As of June 30, 2020, the Company holds 11,795,102 treasury shares. These shares will be used solely to reduce the registered share capital of the Company by cancellation of the acquired shares.

e)    Impacts of severe acute respiratory syndrome coronavirus 2 ("COVID-19")

The Company and its patient population have been impacted by the severe acute respiratory syndrome coronavirus 2 (“COVID-19”). The Company provides life-sustaining dialysis treatments and other critical healthcare services and products to patients. Its patients need regular and frequent dialysis treatments, or else they face significant health consequences that would result in either hospitalization or death. To be able to continue care for its patients, the Company determined that it needed to implement a number of measures, both operational and financial, to maintain an adequate workforce, protect its patients and employees through expanded personal protective equipment protocols and to develop surge capacity for patients suspected or confirmed to have COVID-19. Additionally, the Company experienced a loss of revenue due to the pandemic in certain parts of its business, offset by increased demand for its services and products in other parts. Various governments in regions in which the Company operates have provided economic assistance programs to address the consequences of the pandemic on companies and support healthcare providers and patients. The Company has recorded €181,525 of related reimbursement payments and funding reflecting the specific terms and regulations set forth in the local laws and regulations, primarily directly against the respective cost of revenue line item, and the rest against the selling, general and administrative expense line item in the statement of profit and loss in accordance with IAS 20, Accounting for Government Grants and Disclosure of Government Assistance. In addition to the costs incurred which are eligible for the discussed government funding in various countries, the Company was affected by impacts that COVID-19 had on the global economy and financial markets, e.g. impacting valuations of certain of the Company’s investments (see note 9), as well as effects related to lockdowns. At the same time the Company incurred lower costs in certain areas, for example for incentive plans and travel.  Overall, including COVID-19 reimbursements, the Company concluded that COVID-19 resulted in an immaterial impact to net income attributable to shareholders of FMC-AG & Co. KGaA in the first half of 2020.

On March 27, 2020, the U.S. administration signed the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) which provides relief funds to hospitals and other healthcare providers in connection with the impact of the on-going COVID-19 pandemic. The Company received U.S. federal relief funding under the CARES Act in the amount of  $276,700 (€251,078 as of June 30, 2020). The part of this funding that is not yet offset with qualifying costs incurred in relation to COVID-19 for the three-and-six months ended June 30, 2020 is recorded as a liability on the Company’s consolidated balance sheet within current provisions and other current liabilities as of June 30, 2020 and will be offset against all qualifying costs that are incurred in the second half of 2020.

All funds received from grants comply with the terms and conditions associated with the funding received. All funding received under the CARES Act in the U.S. is to be applied solely to the Company’s U.S. operations. In accordance with the conditions of the funding received under the grants, the Company is obliged and committed to fulfilling all the requirements of the grant funding arrangements in the respective jurisdictions in which funding was received. The Company has determined that there is reasonable assurance that it will continue to be entitled to the amounts received and comply with the requirements related to the grants.

Additionally, the Company received advance payments under the CMS Accelerated and Advance Payment program which are recorded as a contract liability upon receipt and recognized as revenue when the respective services are provided. The Company recorded a contract liability within current provisions and other current liabilities in the amount of €930,700 as of June 30, 2020.

f)    Impairment test in the Latin America Segment

The growth of the business through acquisitions has created a significant amount of intangible assets, including goodwill, trade names, management contracts, non-compete agreements, technology and customer relationships as well as licenses and distribution agreements. In addition, the Company recognizes internally developed intangible assets related to research and development and software development projects. In accordance with IAS 36, the Company performs an impairment test of goodwill and non-amortizable intangible assets at least once a year for each cash-generating unit (“CGU”) or more frequently if the Company becomes aware of events that occur or if circumstances change that would indicate the carrying value may not be recoverable.

To perform the impairment test of goodwill, the Company identified its groups of CGUs and determined their carrying value by assigning the assets and liabilities, including the existing goodwill and intangible assets, to those CGUs. CGUs reflect the level on which goodwill is monitored for internal management purposes.

The North America Segment, the EMEA Segment, the Asia-Pacific Segment and the Latin America Segment have been identified as CGUs. For the purpose of goodwill impairment testing, all corporate assets and liabilities are allocated to these CGUs. The Company compares the recoverable amount of each CGU to the CGU’s carrying amount. The recoverable amount (value in use) of a CGU is determined using a discounted cash flow approach based upon the cash flow expected to be generated by the CGU. When the value in use of the CGU is less than its carrying amount, the difference is at first recorded as an impairment of the carrying amount of the goodwill.

The value in use of each CGU is determined using estimated future cash flows for the unit discounted by a pre-tax discount rate (“WACC”) specific to that CGU. The Company’s WACC consists of a basic rate adjusted by a weighted average country risk rate and, if appropriate, by a factor to reflect higher risks associated with the cash flows from recent material acquisitions within each CGU, until they are appropriately integrated. Estimating the future cash flows involves significant assumptions, especially regarding future reimbursement rates and sales prices, number of treatments, sales volumes and costs. The key assumptions represent management’s assessment of future trends and have been based on historical data from both external and internal sources. In determining discounted cash flows, the Company utilizes for every CGU its three-year budget, projections for years four to ten and a representative growth rate for all remaining years. Projections for up to ten years are possible due to the non-discretionary nature of the health care services the Company provides, the need for health care products utilized to provide such services and the availability of government reimbursement for a substantial portion of its services.

The Company considered adverse changes in the Latin America Segment’s economic environment, in part exacerbated by COVID-19, specifically in relation to a negative impact from country-specific risk rates increasing the WACC in the CGU, as a trigger for an impairment test of the Latin America Segment. The Company did not identify any indicators of impairment in any CGU not included within this impairment test of goodwill. At June 30, 2020, the recoverable amount of the Latin America Segment exceeds the carrying amount by €23,096. As such, the Company did not recognize an impairment in the Latin America Segment as at June 30, 2020. Any adverse developments in future periods would likely lead to impairment charges on this CGU. At June 30, 2020, the carrying amount of goodwill and non-amortizable intangible assets of the Latin America Segment amounted to €184,277 (€195,606 at December 31, 2019). The following table shows the key assumptions and amounts by which the key assumptions would need to change that the recoverable amount equals the carrying amount:

Key assumptions							Sensitivity analysis
in %			Latin America				Change in percentage points	Latin America
	2020			2019				2020	2019
Pre-tax WACC	11.90	-	25.57	10.45	-	20.02	Pre-tax WACC	0.22	1.87
After-tax WACC	8.83	-	22.50	8.06	-	17.63	After-tax WACC	0.15	1.24

For further information related to significant assumptions and sensitivities related to impairment, see notes 1 g) and 2 a) included in our 2019 Form 20-F.